[PHOTOGRAPH  OF  NBA  BASKETBALL  GAME  IN  BACKGROUND   W/LIPPER   PERFORMANCED
ACHIEVEMENT CERTIFICATES AS BANNERS]

SHAREHOLDER  REPORT                                           [U.S. GLOBAL LOGO]

Published for the fund shareholders of U.S. Global Investors    2nd Quarter 1997

                            Frank Holmes discusses strategies for today's market
                                                                          Page 2
                                            Learn the latest on your investments
                                                                        Page 6-8
                                          Discover opportunity in Eastern Europe
                                                                           Page9

SCORE A                                               U.S. Government Securities
HIGHER YIELD                                          Savings Fund LIPPER'S #1
                                                      Government Money Market
                                                      Fund For 5 Years

                               SHAREHOLDER REPORT

[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

     STABILITY AND TAX-FREE INCOME

[LINEAR GRAPH PLITTED FROM DATA IN TABLE BELOW]

1/29/93 .......................        1.0507%       0.8352%
2/26/93 .......................        4.3030%       1.3625%
3/31/93 .......................       -1.4670%       2.1085%
4/30/93 .......................        1.0282%      -2.4169%
5/31/93 .......................       -0.0896%       2.6684%
6/30/93 .......................        1.3120%       0.2919%
7/30/93 .......................        0.2815%      -0.4025%
8/31/93 .......................        1.0187%       3.7859%
9/30/93 .......................        0.7464%      -0.7669%
10/29/93 ......................        0.2759%       2.0671%
11/30/93 ......................       -0.2830%      -0.9530%
12/31/93 ......................        1.3005%       1.2090%
1/31/94 .......................        0.6536%       3.3965%
2/28/94 .......................       -1.0204%      -2.7118%
3/31/94 .......................       -1.5933%      -4.3513%
4/29/94 .......................        0.1905%       1.2811%
5/31/94 .......................        0.3881%       1.6348%
6/30/94 .......................        0.0947%      -2.4471%
7/29/94 .......................        0.8672%       3.2814%
8/31/94 .......................        0.2814%       4.0905%
9/30/94 .......................       -0.0935%      -2.4434%
10/31/94 ......................       -0.2886%       2.2434%
11/30/94 ......................       -0.1956%      -3.6373%
12/30/94 ......................        0.6820%       1.4813%
1/31/95 .......................        0.6774%       2.5916%
2/28/95 .......................        0.5800%       3.8933%
3/31/95 .......................        0.6766%       2.9462%
4/28/95 .......................        0.2902%       2.9423%
5/31/95 .......................        1.0509%       3.9909%
6/30/95 .......................        0.3843%       2.3187%
7/31/95 .......................        0.5780%       3.3146%
8/31/95 .......................        0.4702%       0.2497%
9/29/95 .......................        0.2897%       4.2178%
10/31/95 ......................        0.3778%      -0.3573%
11/30/95 ......................        0.6642%       4.3849%
12/29/95 ......................        0.2859%       1.9263%
1/31/96 .......................        0.7602%       3.3995%
2/29/96 .......................        0.0000%       0.9304%
3/29/96 .......................       -0.4716%       0.9628%
4/30/96 .......................        0.0000%       1.4729%
5/31/96 .......................        0.0948%       2.5746%
6/28/96 .......................        0.5826%       0.3812%
7/31/96 .......................        0.5720%      -4.4156%
8/30/96 .......................        0.2880%       2.1126%
9/30/96 .......................        0.6748%       5.6232%
10/31/96 ......................        0.4848%       2.7570%
11/29/96 ......................        1.2418%       7.5522%
12/31/96 ......................        0.0000%      -1.9810%
1/31/97 .......................        0.3855%       6.2442%
2/28/97 .......................        0.4748%       0.7851%
3/31/97 .......................       -0.6671%      -4.1011%


NEED A HIGH-YIELDING
ALTERNATIVE TO A MONEY MARKET
FUND?

               *****

     As an alternative to a money market
fund,  you  should  consider  our United
Services  Near-Term  Tax Free Fund for a
rewarding return with minimal risk. This
short-term  tax-free  fund has  received
Morningstar's    highest    rating--FIVE
STARS--for  one and three  years.**  The
fund provides monthly tax-free  dividend
income   and   has    demonstrated   low
volatility.    Compare!    This   fund's
tax-equivalent yield for the 39.6% tax bracket is significantly higher than the average money market yield.***


United Services
Near-Term Tax Free Fund
(tax-equivalent yield)         7.78%

Lipper Average
Goverment
Money Market Fund              4.64%


                           MESSAGE FROM THE PRESIDENT

Dear Shareholder,
     Did you love making money in the stock market last year? The 23% dividend-adjusted returns of the S&P 500 made investing a dream last year. Do you wish you could have the same kind of success this year? How would you like to buy some of last year's hottest stocks this year, now that the market has slashed prices up to 15% or even 25%?
     Of course, prices are low thanks to the correction brought on by the Fed's interest rate hike. But many stocks which were the best thing going four months ago are now trading at the same or lower prices. And don't you, as a consumer, demand better value? Are you always looking for a better deal? Do you drive all the way to Wal-Mart to find a better price on things you could easily buy at the grocery store for just a little bit more? Think about this: stock market corrections present excellent buying opportunities for these funds--you'll be buying your shares "on sale." It's like shopping for stock funds at Sam's Club.
     OK, so you're probably thinking, "But what if I buy right now and my stocks don't do as well as I hoped?" If you bought stocks just because they're cheap, you might very well be sorry later. Yet over the long term, there has been no better financial asset than stocks for maximum growth of capital. So let our professional mutual fund managers work full-time to select the right stocks for you and to strive to make sure your portfolio is secure.
     Don't let downturns shift your focus from the long-term trend. Ignore the market "experts" who debate whether the market's recent decline will turn out to be a short-term correction or a bear market beginning. Only time will tell. And we expect that sooner or later the market will return to its high mark and then rise above it.
     So how can you avoid the natural tendency to make emotional investment decisions when market volatility increases? First, embrace a dollar-cost averaging strategy. The strategy only succeeds if you stick with it in both good times and bad. That means putting money into an equity fund even when the stock market is falling. Of course, no system can guarantee you a profit. If you sell at a bottom, no system will give you a gain. But over the long term--typically ten years or more--the ABC Investment Plan(R) can help you come out ahead because the stock market historically moves up over time. To start a dollar-cost averaging strategy, simply sign up for Plan today. It's easy.
     And second, keep an account in America's #1 money market fund--the U.S. Government Securities Savings Fund. Consistently ranked number one by Lipper for five years, the Fund offers shareholders superior performance and stability. Your account will earn a high yield which could rise thanks to the further rate increases we expect from Mr. Greenspan. If you decide you can't risk having all of your assets in the markets because you may need the money in five years or less, store your holdings in this fund. You can even have immediate access to your money by writing a check drawn on your account. When you want to protect some of your profits, this fund provides an ideal parking place.
     I believe the U.S. stock market will continue to handsomely reward devoted investors, especially those who use a money market fund to protect profits along the way. The U.S. stock market has made more money for more people than any other type of investment. It reflects the success of America's economy and thrives because of our nation's dynamic, inventive, independent spirit. America is the world's center of creativity, the model of free enterprise, the inspiration for entrepreneurism.
     You can participate in the growth and prosperity of American enterprise through our U.S. All American Equity Fund and Bonnel Growth Fund. The U.S. All American Equity Fund focuses on the blue-chip stocks of the nation's most established companies while the Bonnel Growth Fund concentrates on America's dynamic, mid-size companies with outstanding growth potential.
     If every stock demonstrated the same growth profile as the overall market, investing would be easy. Of course they don't. Some have performed far better and others far worse. This is why diversification--spreading your investments around instead of investing in only one thing--is your best protection against risk. Stock mutual funds make it possible for individual investors to affordably own a truly diversified stock portfolio which is professionally managed on their behalf. Overseas funds give investors easy access to markets they couldn't comfortably enter on their own. They also offer protection against downturns in the domestic market, because the world's markets rarely move in synch.
     I'm delighted to deliver you two new global investment opportunities which can enhance your portfolio's diversification: the Regent Eastern European Fund and the Adrian Day Global Opportunity Fund. Regent Fund Management Ltd., a subsidiary of the Regent Pacific Group, is the sub-advisor and portfolio manager of the Regent Eastern European Fund which capitalizes on the dynamic companies in the emerging markets of Eastern Europe. Regent has extensive experience in Eastern Europe, is the largest investor in Russia and has regional offices in Moscow, Kiev and Warsaw.
     Renowned newsletter editor Adrian Day manages his namesake Adrian Day Global Opportunity Fund for which he seeks out stocks of blue-chip and emerging companies. Both of these funds are designed for long-term investors who are comfortable with the inherent risks of investing abroad.
     Did you know you can easily open a new account in these or any of our funds by telephone? Simply call 1-800-US-FUNDS. Ask your Education and Service Representative for additional information on our free lifetime IRA opportunity.

Sincerely,


/S/ FRANK HOLMES

Frank Holmes
Chairman & CEO

[GRAPHIC:  FULL LENGTH PHOTO OF FRANK HOLMES]

[THE FOLLOWING SECTION IS ON THE RIGHT MARGAIN OF THIS PAGE]

                                        A FRIEND PASSES ON

                                        Irving  Weiss  passed  away on  April 9,
                                        1997,  at the age of 89. Mr. Weiss was a
                                        good  friend,   an   innovator   and  an
                                        individualist thinker. A man before his time, he created the concept of the money market fund in the 1960s. In 1990, just after I had purchased control of United Services, he flew to San Antonio from Florida at the age of 81 to share his invaluable advice with me.

                                        We will miss him dearly.




                                        For more information,  including charges
                                        and   expenses,   call   1-800-US-FUNDS.
                                        Please read the prospectus carefully before investing. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares. U.S. stands for United Services.

                                        * The first chart  illustrates  that the
                                        volatility  of the NAV of our  municipal
                                        bond  fund is  significantly  less  than
                                        that  of  the  S&P  500,  a  measure  of
                                        large-cap  American stocks. The expected
                                        long-term   returns   of  the  S&P  500,
                                        however, may be higher than those of investment-grade municipal bonds.

                                        **Morningstar,  a nationally  recognized
                                        mutual  fund  rating   service,   awards
                                        ratings   which    reflect    historical
                                        risk-adjusted  performance.   It  awards
                                        five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star to funds in the bottom 10%. The United Services Near-Term Tax Free Fund received five stars out of 1,739 funds for one year and four stars out of 580 funds for five years.

                                        ***While the United  Services  Near-Term
                                        Tax Free Fund's  high-grade,  short-term
                                        bond portfolio is relatively safe, money
                                        market  funds are designed to maintain a
                                        stable NAV of $1 per  share.  The yields
                                        quoted are  12-month  yields as reported
                                        by   Lipper   Analytical   Services   on
                                        3/31/97.  Tax-equivalent  yield  is  the
                                        rate  of   interest   of  a   tax-exempt
                                        security  which a taxable one would have
                                        to pay in  order to  compensate  for the
                                        former's tax advantage.  The Advisor has
                                        guaranteed total fund operating expenses
                                        (as a percentage of net assets) will not
                                        exceed  0.40%  until  6/97.  The Advisor
                                        subsidized    certain   fund   expenses,
                                        enhancing  the  yield  by  approximately
                                        1.51%. Some income may be subject to state, federal or AMT taxes for certain investors. Average annual total returns for 1 and 5 years and since inception on 12/4/90 are 4.28%, 5.49% and 5.83%.

                               SHAREHOLDER REPORT

[GRAPHIC:  WATERMARK PHOTO OF THE STATUE OF LIBERTY]

FUND FOCUS: U.S. ALL AMERICAN EQUITY FUND

[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

[GRAPHIC:  PHOTOGRAPH OF BIN SHI]

Bin Shi  manages the U.S.  All  American
Equity   Fund  and  the   China   Region
Opportunity  Fund. A native of Shanghai,
Bin has conducted  extensive research on
the  S&P  500.  He is an  expert  on the
Chinese   markets   and   on   large-cap
American stocks.

U.S. ALL AMERICAN
EQUITY FUND

OBJECTIVE:
capital appreciation
MIN. INITIAL INVESTMENT:
$1,000
ABC INVESTMENT PLAN(R):
$100 initial investment, $30
or more each month thereafter
RISK/REWARD POTENTIAL:
Low --------*---------- High

Call 1-800-873-8637 today for a
free investment guide on the U.S.
All Americ an Equity Fund.

For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com.
Read the prospectus carefully before investing. It details the special risks, such as currency, political and business risks, of investing in emerging markets.


Q: INDEX FUNDS HAVE COME INTO VOGUE IN THE PAST YEAR AS THE S&P 500 HAS POSTED LARGE GAINS IN 1995 AND 1996. WHAT MAKES THE U.S. ALL AMERICAN EQUITY FUND STAND OUT AMONG THIS CATEGORY?

A: Our fund is an enhanced index fund, which means that while we use the S&P 500 as our benchmark, we manage our fund actively to beat the index. Passively-managed index funds simply buy a portfolio of precisely the same securities as are in the S&P--all of them--and change the holdings when stocks are added to or dropped from the index itself. Those funds, because of their brokerage costs, can never outperform the index. We select those S&P 500 stocks which we believe offer the best growth potential at the right price. We supplement these core holdings with other stocks which offer even greater growth prospects, and we hold some cash most of the time so that if the market or a favorite stock goes down, we can take advantage of the opportunity to buy more stocks at good prices. Passive index funds are popular right now because the S&P has been hot for two years. But when the S&P has a down year, those funds will decline in tandem with the market, and the fund managers won't be able to reallocate portfolios. The U.S. All American Equity Fund benefits shareholders by offering greater potential in up markets and more defensive measures in down markets.

Q: WHAT ADVANTAGES DOES YOUR FUND HAVE OVER ACTIVELY-MANAGED GROWTH FUNDS WHICH DON'T USE THE S&P AS A GUIDELINE FOR INVESTING?

A: The U.S. All American Equity Fund is more stable than many of the popular growth funds. In my experience, people interested in mutual funds will compare the past performance of several funds and invest in the ones that have the best recent performance. Unfortunately, many investors don't consider the risks some of these funds took in order to achieve higher returns. A lot of the funds which can outperform an enhanced index fund are aggressive growth funds investing in small- to mid-cap stocks, often concentrating heavily in single sectors. Many others are straight sector funds, which invest only in one industry group, and some are funds which take big bets on just a few stocks. By offering a diversified portfolio of many of America's largest and best-known stocks, our fund offers relative stability in a market full of volatile growth funds.

Q: WHAT KIND OF INVESTOR DO YOU THINK HAS THE MOST TO GAIN FROM INVESTING IN YOUR FUND?

A: The Fund is ideal for people with long investment horizons, for investors who need a conservative growth stock element in their portfolio and especially for people who need more exposure to stocks. Few average Americans can afford to invest on their own in a broadly diversified portfolio of stocks, particularly in a portfolio like that of the U.S. All American Equity Fund. When investors read about the stock market's performance, they might want to invest in that market. But unless they buy a large number of stocks, their returns and their level of risk will be very different from the market's.

                               SHAREHOLDER REPORT

[GRAPHIC:  WATERMARK OF THE UNITED STATES FLAG]

Q: THE RECENT INTEREST RATE INCREASE BY THE FEDERAL RESERVE CAUSED A CORRECTION IN LARGE-CAP STOCKS. WHAT MEASURES HAVE YOU TAKEN TO FIND GROWTH OPPORTUNITIES AND TO DEFEND THE FUND AGAINST STOCK MARKET CORRECTIONS?

A: We do everything we can to anticipate changes in the stock market rather than responding to new developments because once market sentiment shifts, stock prices can move quite a bit. That's what we have seen in the past few weeks. The stock market was up 10% at one time year-to-date, and now it's up only 2%. We have been cautious about the stock market's valuation because we think many stocks, even though they are good companies with solid long-term fundamentals, are too expensive and are very sensitive to the market's mood swings. When the market changes its mind about stocks, the hot momentum stocks with high price-to-earnings ratios are often the hardest hit. We have been keeping 10% of the Fund in cash so that we would have less exposure to that volatility. That protects shareholders from a drop in the S&P, and when it does drop, we can buy more stocks at lower prices. Yes, we do expect the market to fall from time to time. But in the long run, there is historically no better financial asset than stocks, and we want to buy those stocks at the lowest price possible.

Q: HOW DOES THE FED'S ACTION AFFECT YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We don't think the Fed will raise interest rates by much more. We saw the recent increase as a pre-emptive measure against the possibility of inflation, and we think that inflationary signs in the economy will disappear after the Fed's next rate increases. By the end of the year, in my estimation, the Fed will raise rates further by no more than 50 to 75 basis points. As long as the Fed does not raise rates drastically, large-cap stocks will deliver good returns this year. Not as much as last year, but still good returns.

Q: WILL THIS MARKET PROVIDE THE KIND OF OPPORTUNITIES YOU WANT TO INVEST IN?

A: Yes, because the greater volatility will present the opportunity to buy on dips. The current lack of confidence affects the willingness of investors to pay higher P/E ratios for stocks. As confidence expands and contracts, the market goes up and down accordingly. So the trick in a market like this, where good stocks are punished just like bad stocks based on myopic perceptions, is to buy stocks with good growth potential and good value and to avoid those which don't. Pure growth momentum stocks have extraordinary volatility, since their momentum and high P/Es depend on a stable overall market. A lot of the stocks in the S&P have great earnings potential, but P/E ratios are high, so finding good value will be crucial and difficult this year. Value arises when a stock suffers temporary setbacks. For example, when an earnings report is slightly lower than wildly optimistic analysts' estimates, the stock might suffer in the short term. This is because the market will perceive this negatively, even though the company is still doing well and earnings may rise to match those optimistic estimates for the next quarter. I'm looking for companies like this which have sustainable, solid growth prospects for the long term. I encourage investors who would like this kind of investment opportunity to consider the U.S. All American Equity Fund for the stock component of their portfolio, since this is our specialty. This approach will work well in the long term, I believe, and it should do especially well in the current market environment.

[THE FOLLOWING SECTION IS ON THE RIGHT MARGAIN OF THIS PAGE]

                                        TOP TEN HOLDINGS (3/31/97)
                                        General Electric Co.
                                        Coca-Cola Co.
                                        Microsoft Corp.
                                        Intel Corp.
                                        Philip Morris Inc.
                                        Johnson & Johnson
                                        Merck & Co. Inc.
                                        IBM Corp.
                                        Procter & Gamble Co.
                                        First Data Corp.
                                        NOTE: FUND HOLDINGS MAY CHANGE.

                                        HOW TO BUY  SHARES  EASILY AND WITH LESS
                                        RISK WITH THE ABC IVESTMENT PLAN(R)

                                        You can start  investing in the U.S. All
                                        American Equity Fund with even less than
                                        our  minimum   initial   investment   of
                                        $1,000.  Just  use  our  ABC  Investment
                                        Plan(R)  to open  an  account  for  only
                                        $100. After that, we transfer $30 or more each month automatically from your checking account to your fund account with us.

                                        When you buy shares each month, you reduce the risk that you buy in at a market high. Of course, no system can guarantee you a profit. If you sell at a bottom, no system will give you a gain. The Plan can get you started on an investment program which can help you achieve your long-term financial goals.

                                        ATTENTION PARENTS AND GRANDPARENTS:

                                        This Fund is ideal for teaching children the benefits of investing. They'll even recognize many of the companies in which the Fund invests.

                               SHAREHOLDER REPORT

[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

FUND NOTES

[GRAPHIC:  PHOTO OF VICTOR FLORES]

VICTOR FLORES, CFA
Chief Investment Officer
Portfolio Manager of the
U.S. World Gold Fund and the
U.S. Gold Shares Fund

DID YOU KNOW?
Portfolio manager Victor Flores is
regularly interviewed by these and
other well-known publications for
his opinions as an expert gold
stock analyst.

Fortune
The Wall Street Journal
The Globe and Mail
Dow Jones
L.A. Business Channel
CNN Business News
CNBC
Barron's
Institutional Investor
Kiplinger's
Forbes
La Nacion

For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com.
Read the prospectus carefully before investing. It details the special risks, such as currency, political and business risks, of investing in emerging markets.

[GRAPHIC: PICTURE OF THE COVER OF THE GOLD & NATURAL RESOURCES FUNDS PROSPECTUS]

U.S. WORLD GOLD FUND & U.S. GOLD SHARES FUND
The South African gold stocks fell in response to a weaker gold price, which has significantly affected the operating margins of most mines. Meanwhile, the mining houses continue their efforts to restructure their operations. As the South African gold mining industry evolves, we are repositioning the U.S. Gold Shares Fund to prepare for the changes taking place in that country.

The non-South African gold stocks were actually up during most of the first quarter, but succumbed to the uncertainty surrounding Bre-X's Busang discovery in Indonesia. After a drawn out political process, the government of Indonesia picked Freeport McMoran Copper and Gold to develop the deposit. The trouble began when Freeport's preliminary (and by no means conclusive) work indicating that Bre-X may have overestimated the size of the deposit was leaked to the press. In the ensuing confusion, not only Bre-X, but most exploration stocks fell dramatically. Independent auditors have been brought in to clear the matter up, but in the meantime investors are treating the junior mining sector with caution. While the U.S. World Gold Fund routinely invests in junior exploration and mining companies, the Fund is well diversified and holds many well-capitalized mid-size and senior gold stocks.

U.S. GLOBAL RESOURCES FUND
The first quarter of the year saw short-term weakness in oil prices and spot natural gas prices, which caused many momentum players to sell their positions in energy-related stocks. Their retreat from the market put a strong downward pressure on many stocks in the oil sector. Excellent value opportunities arose in unfairly maligned stocks because of this weakness, which we saw as short-lived. In the end we proved correct, since oil stocks have had a solid rebound in recent weeks. The metals and industrials sectors have also performed well this quarter. We anticipate that the Fund's diversification throughout these sectors will maximize growth prospects for shareholders. We are very bullish long-term on natural resources prices as the world continues to grow its economies.

[GRAPHIC: PICTURE OF THE COVER OF THE BONNEL GROWTH FUND PROSPECTUS]

BONNEL GROWTH FUND
The Federal Reserve's interest rate hike has brought about great concern that the party is over for stock investors. Yet the Fed's 25-basis-point hike is really only a pre-emptive move against inflation, not a measure against inflation already in the economy. So there is no reason today why the bull market should not survive these corrections.

We have said many times that corrections are to be expected and that they are healthy for investors. After all, we plan to buy more stocks, so why not do it when everything's on sale? Over the long term, the stock market has a funny way of making money for patient investors. Our advice to you: Leave your money in the market. Don't sell stocks and stock funds at a loss now only to wait until they have gone back up to get back in. If you can afford to, and you can stomach the risks, consider buying more shares now. Do not be intimidated because prices are falling--great, good and poor companies all decline in corrections. We expect technology, health care and retail stocks will be the market leaders once the correction is over. These sectors are full of companies with high potential whose stocks are undervalued by the markets.

U.S. REAL ESTATE FUND
The volatility of the broader stock market, the greater liquidity among REITs and the superiority of REITs and other real estate stocks over investing directly in property have been the primary drivers of market performance in the past quarter. The performance and investment advantages of real estate stocks are attracting more interest and capital to the sector, which has provided companies with capital strength and put momentum behind their stocks. A chief advantage is that dividend yields of many REITs are outperforming even 3-month T-bills. On top of that high current income, REITs have offered very competitive growth in the past year. New investors have been buying REITs because of their high yields and their growing dividends as well as for their continued attractiveness as growth stocks.

More money in the market has driven up prices and reduced REITs' cost of capital, a primary factor in their acquisition and development of new properties. These companies can now structure their balance sheets with a variety of advantageous capital sources and can be aggressive and successful bidders on properties. This allows them to diversify their property portfolios and to grow their cash flows. Unless the Federal Reserve ratchets up rates too quickly, we expect this trend to continue throughout 1997.


[GRAPHIC: PICTURE OF THE COVER OF THE U.S. ALL AMERICAN EQUITY FUND PROSPECTUS]

U.S. ALL AMERICAN EQUITY FUND
Although the first quarter was difficult for all S&P 500 stock funds, the market correction offered the opportunity to buy stocks of excellent growth companies whose share prices are at bargain prices in this volatile market.

Concern about profit margins and slowing revenue growth hurt technology stocks throughout the first quarter, though the market has been very nearsighted about the future of these stocks. Several recognized leaders in the industry will inevitably profit from the long-term technology boom, so smart investors used the weak prices to buy shares of their favorite companies.

[GRAPHIC: PICTURE OF THE COVER OF THE CHINA REGION OPPORTUNITY FUND PROSPECTUS]

CHINA REGION OPPORTUNITY FUND
During the quarter, the markets of the China region calmly received the news of paramount leader Deng Xiaoping's death. The market had been speculating on his death weeks before it was officially announced, so it was priced into Chinese stocks well in advance. We believe that the economic and political reform spearheaded by Deng is very much entrenched in China and we see little risk of China reverting to a planned economy now that he is gone.

Hong Kong stocks reacted negatively to the interest rate hike in the U.S., but not enough to hamper their performance for the quarter. The fundamentals for the Chinese and Hong Kong markets remain strong as economic reforms in China continue. Our outlook for the rest of the year is positive. The economy is doing well, corporate earnings are set to rebound, interest rates and inflation are declining and the economic environment is ideal for the stock market in the China region.

[THE FOLLOWING SECTION IS ON THE RIGHT MARGAIN OF THIS PAGE]

                                        DID YOU KNOW?

                                        The U.S.  Government  Securities Savings
                                        Fund is Lipper's #1 government money market fund for five years. Discover its consistent superior performance.

                                        [GRAPHIC:    PICTURE    OF   THE    1996
                                        PERFORMANCE ACHIEVEMENT CERTIFCATE]

                                        Lipper Analytical Services, a nationally
                                        recognized  mutual fund rating  service,
                                        awards ratings which reflect  historical
                                        risk-adjusted performance. Lipper ranked
                                        the U.S.  Government  Securities Savings
                                        Fund  #5  and  #1  for  the   one-   and
                                        five-year periods ended 3/31/97,  out of
                                        115  and  79  government   money  market
                                        funds, respectively. Past performance is no guarantee of future results. Like all other mutual funds, Fund shares are not backed by the U.S. government or its agencies, though the securities they invest in are. The Fund is managed to maintain a stable $1 per share value, though there is no assurance that it will be able to do so.

                                        THE WALL STREET JOURNAL REPORTS:
                                        The China Region Opportunity Fund ranked
                                        Number 1 out of all Asia ex Japan Funds for the 12-month period ended 3/31/97.

                                        AVERAGE ANNUAL TOTAL RETURNS:
                                        1 year 21.30%
                                        Since inception -6.68%
                                        Inception date 2/10/94

                                        Past performance is no guarantee of future results.

                               SHAREHOLDER REPORT

[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

[GRAPHIC:  PHOTO OF STEPHEN LEEB]

CHECK OUT  STEPHEN  LEEB'S  NEWEST  BOOK
Renowned     newsletter    editor    and
investment   advisor  Stephen  Leeb  has
published  his latest book on investing.
In The Agile Investor,  he discusses the
trends   which  will  drive  the  global
securities  markets  well  into the next
century  and  shares  his  strategy  for
meeting   with   the    challenges   and
opportunities ahead. Published by Harper
Business,    The   Agile   Investor   is
available     at    major     bookstores
nationwide.

For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com.
Read the prospectus carefully before investing. It details the special risks, such as currency, political and business risks, of investing in emerging markets.

[GRAPHIC: PICTURE OF THE COVER OF THE ADRIAN DAY GLOBAL OPPORTUNITY FUND PROSPECTUS]

ADRIAN DAY GLOBAL OPPORTUNITY FUND
This year, for the first time in over a decade, all major industrialized nations are expected to see positive economic growth. Interest rates in Europe and elsewhere, including most of the emerging markets, have the potential for further decline. In addition, the last five years have been highly unusual in that the U.S. stock market underperformed the average foreign market. Because of this combination of factors, the current period of underperformance may be coming to an end for foreign markets.

However, most major stock markets around the world are trading at or close to all-time record highs in terms of prices and valuations, so a cautious and selective bottom-up approach, looking company by company for value, is best. Successful investors are finding it in a diverse range of industries in many disparate countries, inlcuding Thailand and Korea. These two emerging markets have been severely beaten down to the point where they now represent good value. Good opportunities also exist in natural resources in the broadest sense, including gold, paper and chemicals, as well as in financial institutions in fast-growth areas. In coming months, we will continue to look for companies with high growth prospects that represent solid value at current prices.

FIXED-INCOME FUNDS
In the last Shareholder Report, we anticipated the Fed would raise interest rates by 25 basis points. Our prediction was right on target. In light of the low jobless numbers, we expect one more increase will be made, also of 25 basis points, at the May meeting of the Federal Open Market Committee. The Goldilocks economy remains, though low unemployment does suggest that inflation, while not immediately present, may be on the horizon for the economy. By taking pre-emptive action, the Fed will very likely have stopped that inflation before it ever happens. On the other hand, in order for this pre-emptive measure to be effective, the Fed will probably conclude that another rate increase will be necessary.

When investors expect a rate hike, it is best to keep high cash positions in a portfolio as it rolls out of maturing securities. With rates now rising, it will be possible to buy higher-yield securities to maximize yields in bond and money market funds. Investors concerned about the volatility and uncertainty of the equity markets should consider that fixed-income funds offer yields which will rise as the Fed raises interest rates.

[GRAPHIC: PICTURE OF THE COVER OF THE UNITED SERVICES EQUITY FUNDS PROSPECTUS]

U.S. INCOME FUND
The interest rate increase at the end of March hurt utility stocks and other interest-rate sensitive securities, since new bond issues will offer higher coupon rates and yields. While diversification into other industries offered a measure of protection, the increase in rates prompted a broad sell-off in the stock market which left few stocks untouched. However, if interest rates do not rise dramatically in coming months, utility stocks should have strong upside potential. In keeping with the objectives of the U.S. Income Fund, we will continue to diversify our assets throughout sectors with dividend-paying stocks with stable growth potential.

                               SHAREHOLDER REPORT

[GRAPHIC: PICTURE OF THE COVER OF THE REGION EASTERN EUROPEAN FUND PROSPECTUS]

REGENT EASTERN EUROPEAN FUND
The latest fund in the U.S. Global Investors collection seeks growth opportunities throughout Eastern Europe and the former Soviet Union, primarily in Russia, Poland, Hungary, Romania, the Czech Republic and Slovakia. Economic reform in these countries has given rise to many investments with outstanding growth potential. The stock prices of many companies in the region understate the true value of the underlying assets they control, which presents a unique opportunity for adventurous investors willing to take the risks of investing in these volatile markets. These risks include the special currency, business and political risks of investing in emerging markets.

Eastern Europe holds much of the world's resources and wealth. Russia alone has a huge share of the world's reserves of many natural resources, and the companies which control them are very inexpensive compared to their Western counterparts. The Russian national gas company Gazprom, for example, is thirteen times the size of Exxon in terms of hydrocarbon reserves yet its market value in early 1997 was just 11% of Exxon's. Many stocks in Eastern Europe are similarly undervalued, relative to the assets they own. All great opportunities have more risks than investing in Treasury securities, so it is important that you realize that securities in emerging markets like Eastern Europe can be illiquid and trade at a discount to assets. As these markets mature, valuation usually improves substantially. Also, the Fund may not be able to invest directly in shares of companies like Gazprom.

Still opportunities like this do exist in Russia and elsewhere in Eastern Europe. The Fund opened for trading on 3/31/97 and is available for immediate investment.

GLOBAL IQ QUIZ --

Yes, the Quiz is back. If you can answer all these questions, you'll win a free U.S. Global Investors t-shirt. When you've finished the Quiz, just call 1-800-US-FUNDS to find out your Global IQ.

1. How many of U.S. Global Investors' funds have significant holdings overseas?

2. In what region of the world does the newest U.S. Global Investors fund specialize?

3. Hong Kong will revert from British to Chinese control in June of 1997. What Asian country will revert to Chinese control in 1999, and what country controls it now?

4. If a mutual fund has returns of 20% in one year and a 25% loss in the second year, what gain in the third year will produce overall returns of 20% for the whole period (i.e., not annualized)?

5. What is the northernmost capital city in the world?

[THE FOLLOWING SECTION IS ON THE RIGHT MARGAIN OF THIS PAGE]

                                        REGENT EASTERN EUROPEAN FUND

                                        Regent Fund Management Ltd.  manages the
                                        Fund from their offices in Moscow and London. Long-time specialists in the emerging markets of Asia, Regent is now the largest foreign investor in Russia.

                                        OBJECTIVE:
                                        long-term growth of capital
                                        MIN. INITIAL INVESTMENT:
                                        $5,000
                                        ABC INVESTMENT PLAN(R):
                                        $1,000 initial investment, $100 or more each month thereafter
                                        RISK/REWARD POTENTIAL:

                                        Low ------------------------ High* ---

                                        Call 1-800-873-8637 today for a free investment guide on the Regent Eastern European Fund.

                               SHAREHOLDER REPORT

NEWS & NOTES FROM
SHAREHOLDER SERVICES

[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

MEET THE U.S. GLOBAL INVESTORS TEAM

May 28th to 29th
NORTHEAST INVESTMENT IN MINING CONFERENCE
New York Marriott Marquis
New York, New York

June 14th to 16th
CHICAGO MONEY SHOW
Hyatt Regency
Chicago, Illinois

Call 1-800-US-FUNDS for your free tickets.

[GRAPHIC:  PICTURE OF AN "ADMIT ONE" TICKET]

The Shareholder Report is published four times a year by U.S. Global Investors as a service to shareholders of our funds.
Please send any comments, suggestions or questions to:

EDITOR, SHAREHOLDER REPORT
U.S. GLOBAL INVESTORS
P.O. BOX 781234
SAN ANTONIO, TX 78278-1234

SUSAN FILYK, Editor
MARK TALBOT-KELLY, Creative Director
CHRIS SMITH, Senior Editor
STEPHANIE LINKOUS, Associate Editor

For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS or visit our web site at www.usfunds.com.
Read the prospectus carefully before investing. It details the special risks, such as currency, political and business risks, of investing in emerging markets.

GET TO KNOW THE U.S. GLOBAL INVESTORS EDUCATION AND SERVICE TEAM
Our dynamic Education and Service Team of mutual fund specialists is dedicated to helping you maximize your investments. Known throughout the mutual fund industry for offering the highest level of personalized customer service, the Education and Service Team can answer your questions about our funds and discuss strategies for getting the most out of your investments with us.

THE EDUCATION AND SERVICE TEAM'S GUARANTEE TO YOU
     + We guarantee that with every phone call, you will receive the most current, honest and extensive knowledge available on our funds and the market. The information we provide can help you make highly informed investment decisions for your portfolio.
     + We guarantee accurate, efficient and personalized service to every investor.
     + We guarantee immediate, informative answers to all your questions with minimal waiting.

HOW TO BUY SHARES RIGHT WHEN YOU WANT THEM
To buy shares immediately, without waiting for a check to reach us, call us to make a Telephone Purchase in any non-money market or non-retirement account. You can buy shares up to ten times the value of your assets with us at the closing price for the trading day on which you call. Then just send us a check for the amount of your purchase within seven business days. We recommend the Telephone Purchase as a convenient way to open a new account in the Regent Eastern European Fund or the Adrian Day Global Opportunity Fund.

DISCOVER TOUCH-TONE TRADING
You can now exchange up to $50,000 on our automated system without waiting to speak to a representative. Exchanges can be made between any accounts which have identical registration. Just call 1-800-US-FUNDS and select menu option 2.

NEED NEWS FAST?
Our automated system delivers the latest market news and investment insights of our portfolio managers 24 hours a day. Every six weeks you can hear a new report on each fund, and every week a new analysis of the markets. After calling 1-800-US-FUNDS, select menu option 6 for Portfolio Direct and option 4 for the weekly Investor Alert.

PAY YOUR BILLS DIRECTLY FROM YOUR ACCOUNT
If you have an account in either of our money market funds, you can have any bills paid automatically. Imagine the convenience: no checks to write, no stamps to buy, no envelopes to mail--all absolutely free with a minimum balance of $1,000. For more information, call us today.

                               SHAREHOLDER REPORT

THE WORLD OF RETIREMENT

The world of retirement planning can sometimes be complex and intimidating. It's difficult to always know the latest rules and regulations. Once you think you understand them, they will probably change. We receive many questions from shareholders and private investors asking how they can best prepare for retirement. Here are some of the most common questions--and misconceptions--people have about retirement planning:

AM I LIMITED AS TO THE AMOUNT OF MONEY I CAN ROLL OVER FROM MY COMPANY'S RETIREMENT PLAN TO AN IRA?
No. Unlike a regular annual contribution to an IRA, which is restricted to $2,000, there is no dollar limit on the amount of money that you can roll over from your employer's plan. If you transfer $10,000 or more to a U.S. Global Investors IRA, you will never pay a custodial fee for the life of that account. If you transfer $2,000 in any calendar year, we will waive your custodial fee for that year.

MAY I HAVE MORE THAN ONE IRA?
Yes. You are allowed to open as many IRAs as you choose, since the Internal Revenue Code governs the aggregate size of all your IRA accounts. The maximum overall contribution you can make to your aggregate IRA for a given tax year is $2,000, but your $2,000 contribution may be allocated across several investments, in several IRA accounts.

MUST I INVEST MY IRA IN A CD?
No. Although a certificate of deposit (CD) is a commonly used savings vehicle, there are many other appropriate and IRS-approved investments for your IRA. If you're searching for investments that have the ability to beat inflation over the long term and provide growth potential, then you may want to pursue other investments, such as stock and bond mutual funds.

IF I PARTICIPATE IN MY COMPANY'S RETIREMENT PLAN, MAY I STILL HAVE AN IRA? Certainly. In fact, by utilizing both an IRA and your company's plan, you give yourself even more opportunity to take advantage of tax-deferred growth. By participating in your company's retirement plan, you may limit the amount of IRA tax deduction you are able to take for your contribution, but you can still contribute up to $2,000 each year.

I'VE HEARD THAT IF I CAN'T TAKE A TAX DEDUCTION, THEN I CAN NO LONGER CONTRIBUTE TO AN IRA. IS THAT TRUE?
Not at all. Remember, everyone who is under age 70 1/2 and has earned income is eligible to make an IRA contribution--only the deduction is limited for some people. But even if you can't take the deduction, you should still contribute to your IRA. The real benefit of an IRA is tax deferral, not tax deduction. While your money is in an IRA, you do not have to pay taxes on any interest or earnings you may accrue. This allows all earnings to accumulate in your account year after year giving you the "power of compounding," which you can see in the accompanying chart.

[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

[GRAPHIC:  PHOTO OF HARRIET MARMON]

Harriet C. Marmon, CPA
Vice   Chairman,    Security   Trust   &
Financial Company

DID YOU KNOW?
IRAs at  U.S.  Global  have  no  minimum
investment       requirement.       Call
1-800-US-FUNDS for a free IRA kit. It's easy to transfer your IRA from another financial institution. Call today for a transfer form.

Tax-Deferral Gives IRAs The Advantage

Since  income  taxes on IRA earnings are
deferred    until    withdrawal,     IRA
investments  grow faster than they would
in  a  taxable   account.   This   graph
compares  the  growth of a  hypothetical
taxable   and   tax-deferred    account,
assuming $2,000 annual contributions, a hypothetical 8% annual return, a 31% federal tax bracket and no withdrawals.

[MOUNTAIN GRAPH PLOTTED FROM DATA IN TABLE BELOW]


Rate of Return    Annual Contribution       Tax Rate
8%       "$2,000 "         31.0%

Year     Taxable  IRA
1        "$2,110.40 "      "$2,160.00 "
2        "$4,337.29 "      "$4,492.80 "
3        "$6,687.11 "      "$7,012.22 "
4        "$9,166.64 "      "$9,733.20 "
5        "$11,783.04 "     "$12,671.86 "
6        "$14,543.86 "     "$15,845.61 "
7        "$17,457.09 "     "$19,273.26 "
8        "$20,531.12 "     "$22,975.12 "
9        "$23,774.83 "     "$26,973.12 "
10       "$27,197.60 "     "$31,290.97 "
11       "$30,809.31 "     "$35,954.25 "
12       "$34,620.39 "     "$40,990.59 "
13       "$38,641.83 "     "$46,429.84 "
14       "$42,885.26 "     "$52,304.23 "
15       "$47,362.93 "     "$58,648.57 "
16       "$52,087.76 "     "$65,500.45 "
17       "$57,073.41 "     "$72,900.49 "
18       "$62,334.26 "     "$80,892.53 "
19       "$67,885.51 "     "$89,523.93 "
20       "$73,743.19 "     "$98,845.84 "
21       "$79,924.21 "     "$108,913.51 "
22       "$86,446.43 "     "$119,786.59 "
23       "$93,328.67 "     "$131,529.52 "
24       "$100,590.81 "    "$144,211.88 "
25       "$108,253.83 "    "$157,908.83 "
26       "$116,339.84 "    "$172,701.54 "
27       "$124,872.20 "    "$188,677.66 "
28       "$133,875.54 "    "$205,931.87 "
29       "$143,375.87 "    "$224,566.42 "
30       "$153,400.62 "    "$244,691.74 "
31       "$163,978.74 "    "$266,427.07 "
32       "$175,140.76 "    "$289,901.24 "
33       "$186,918.93 "    "$315,253.34 "
34       "$199,347.26 "    "$342,633.61 "
35       "$212,461.62 "    "$372,204.30 "
36       "$226,299.91 "    "$404,140.64 "
37       "$240,902.06 "    "$438,631.89 "
38       "$256,310.26 "    "$475,882.44 "
39       "$272,568.98 "    "$516,113.04 "
40       "$289,725.19 "    "$559,562.08 "
                  "$386,097.84 "

                               SHAREHOLDER REPORT
[THE FOLLOWING SECTION IS ON THE LEFT MARGAIN OF THIS PAGE]

         EXPERT MARKET INSIGHTS

[GRAPHIC:  PHOTO OF TOM LYDON]

Tom Lydon is president of Global  Trends
Investments, an investment advisory firm
specializing   in  creating   customized
mutual fund portfolios for high net worth individuals. He is a contributor to major print, radio and television media.

(Global   Trends   Investments   is  not
affiliated   with,   nor  is  Mr.  Lydon
compensated by, U.S.  Global  Investors,
Inc.)

(714) 960-7383
Fax (714) 536-2392
E-mail tlydon@deltanet.com

CONTINUED OPPORTUNITIES FOUND IN U.S. MARKETS
The bull market that began in 1990 is alive and well. And most investors can't believe it. Those that have participated are concerned that the party will end soon and their hard-earned gains will slip away. Those that haven't are frustrated: they aren't inclined to jump into the market now when, for them, it would surely be the top. Investors seem to look for reasons to worry about the stock market. A case in point: Federal Reserve Chairman Alan Greenspan's comment that investors were suffering from "irrational exuberance" resulted in short-term negative market effects. But in the end, the rate hike will not deter the momentum of one of the longest uptrends in stock market history.

TRY SMALL- AND MID-CAP STOCKS
Consider small- and mid-capitalization stocks (under $1 billion) that consistently show improved earnings. After a profitable 1995, small-cap stocks were left behind in 1996 by the strength and momentum of blue-chip stocks. The Dow was up 26%, the S&P was up 20% and the Russell 2000 was up only 14.8%. And so far this year we haven't seen much change. Now is the time to take advantage of this deviation.

Unfortunately, investors have been selling small- and mid-cap stocks to build their blue-chip positions. Many investment experts warn against selling such profitable stocks when they're at the bottom of their cycle. In early March, Peter Lynch proclaimed it time to give big-cap stocks a rest and let the small-caps take over. He pointed out that the NASDAQ Composite rose 25% last year but the average stock in the index was up only 6.9%. The Microsofts and the Intels of the stock world accounted for most of the gain.

FIND PROOF IN STRONG EARNINGS
To put this opportunity into perspective we need to look at earnings. The S&P 500 currently trades at 17 times its projected 1997 earnings. The Russell 2000 is priced at 15 times earnings. Barron's reported that "analysts expect S&P operating earnings to grow by only about 15% this year, while the Russell's earnings are seen exploding upward by 35%."

If the economy remains on a slow-growth pace and interest rates remain relatively stable, we can be optimistic about the continued profitability of U.S. companies. Of course, there's always a chance an economic or political surprise may affect all markets. However, if that occurs, small- and mid-cap stocks will be even more attractive than they are now.

TAKE ADVANTAGE OF FUND MANAGER EXPERTISE
Identifying the companies which warrant your investment is not always easy. Fortunately, no-load mutual fund managers--some of the best minds in the business--offer their hard work and extensive research for the benefit of each and everyone shareholder. If you're looking to reallocate your portfolio to take advantage of the coming resurgence in small- and mid-cap stocks, there are many small- and mid-cap growth funds that deserve consideration.

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